UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2017

MACOM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction

of Incorporation)

001-35451	27-0306875
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street

Lowell, Massachusetts 01851

(Address of Principal Executive Offices and Zip Code)

(978) 656-2500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 26, 2017, MACOM Technology Solutions Holdings, Inc., a Delaware corporation (“MACOM”) completed the previously announced acquisition of Applied Micro Circuits Corporation, a Delaware corporation (“AMCC”) pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated November 21, 2016, by and among MACOM, AMCC, Montana Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of MACOM (“Purchaser”), and MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC), a Delaware limited liability company and a wholly owned subsidiary of MACOM (“LLC Sub”).

As previously disclosed, pursuant to the Merger Agreement, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.01 per share, of AMCC (the “AMCC Stock”), with each share of AMCC Stock accepted by Purchaser in the Offer to be exchanged for (i) $3.25 in cash and 0.1089 shares of MACOM common stock, par value $0.001 per share, plus cash in lieu of any fractional shares, in each case, without interest ((i) and (ii) together, the “Transaction Consideration”) upon the terms and subject to the conditions set forth in the Prospectus/Offer dated December 21, 2016 (and any amendments and supplements thereto), and the related Letter of Transmittal.

The Offer expired at 12:00 a.m. midnight, Eastern Time, at the end of January 25, 2017 (the “Expiration Time”). The depositary and exchange agent for the Offer advised that, as of the Expiration Time, a total of 64,466,896 shares of AMCC Stock had been validly tendered and not properly withdrawn pursuant to the Offer, which tendered shares of AMCC Stock represented approximately 73.6% of the outstanding shares of AMCC Stock as of the Expiration Time. Purchaser accepted for exchange all such shares of AMCC Stock validly tendered and not properly withdrawn pursuant to the Offer.

On January 26, 2017, pursuant to the terms and conditions of the Merger Agreement, MACOM completed its acquisition of AMCC when (i) Purchaser merged with and into AMCC (the “First Merger”), with AMCC surviving the First Merger and (ii) immediately following the First Merger, AMCC, as the surviving company of the First Merger, merged with and into LLC Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with LLC Sub surviving the Second Merger as a wholly owned subsidiary of MACOM (the “Surviving Company”). AMCC and MACOM intended, for U.S. federal income tax purposes, for the Offer and the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The First Merger was governed by Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the First Merger. At the effective time of the First Merger (the “Effective Time”), each share of AMCC Stock (other than shares, if any, of AMCC Stock owned by AMCC, MACOM, Purchaser, LLC Sub or other subsidiaries of MACOM, which were canceled and ceased to exist) was converted into the right to receive the Transaction Consideration.

The cash portion of the Transaction Consideration and related costs and expenses were funded from cash on hand.

The foregoing descriptions of the Offer, the Mergers and the Merger Agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to MACOM’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2016 and incorporated herein by reference.

Item 8.01.	Other Events.

On January 26, 2017, MACOM issued press releases announcing the expiration and results of the Offer and the completion of the Mergers. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements of AMCC required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to AMCC’s Annual Report on Form 10-K for the year ended March 31, 2016 and to AMCC’s Quarterly Report on Form 10-Q for each quarter ended June 30, 2016 and September 30, 2016.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated herein by reference to the unaudited pro forma condensed combined balance sheet as of September 30, 2016 and the unaudited pro forma condensed combined statement of operations for the year ended September 30, 2016, in each case included in MACOM’s Registration Statement on Form S-4/A filed with the SEC on January 18, 2017.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 21, 2016, by and among MACOM Technology Solutions Holdings, Inc., Montana Merger Sub I, Inc., MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC) and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K filed by MACOM Technology Solutions Holdings, Inc. with the SEC on November 21, 2016).

23.1	Consent of KPMG LLP, as independent registered public accounting firm to Applied Micro Circuits Corporation.

99.1	Press Release issued by MACOM Technology Solutions Holdings, Inc., dated January 26, 2017 (incorporated by reference to Exhibit (a)(5)(K) to MACOM’s Amendment No. 3 to the Tender Offer Statement on Schedule TO filed by MACOM on January 26, 2017).

99.2	Press Release issued by MACOM Technology Solutions Holdings, Inc., dated January 26, 2017.

99.3	Audited Consolidated Financial Statements of Applied Micro Circuits Corporation (incorporated by reference to Applied Micro Circuits Corporation’s Annual Report on Form 10-K for the year ended March 31, 2016).

99.4	Unaudited Consolidated Interim Financial Statements of Applied Micro Circuits Corporation (incorporated by reference to AMCC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016).

99.5	Unaudited Consolidated Interim Financial Statements of Applied Micro Circuits Corporation (incorporated by reference to AMCC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016).

99.6	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal year ended September 30, 2016 (incorporated by reference to MACOM’s Registration Statement on Form S-4/A filed with the SEC on January 18, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Date: January 26, 2017	By:	/s/ John Croteau
Name: John Croteau
Title: President and Chief Executive Officer

EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 21, 2016, by and among MACOM Technology Solutions Holdings, Inc., Montana Merger Sub I, Inc., MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC) and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K filed by MACOM Technology Solutions Holdings, Inc. with the SEC on November 21, 2016).

23.1	Consent of KPMG LLP, as independent registered public accounting firm to Applied Micro Circuits Corporation.

99.1	Press Release issued by MACOM Technology Solutions Holdings, Inc., dated January 26, 2017 (incorporated by reference to Exhibit (a)(5)(K) to MACOM’s Amendment No. 3 to the Tender Offer Statement on Schedule TO filed by MACOM on January 26, 2017).

99.2	Press Release issued by MACOM Technology Solutions Holdings, Inc., dated January 26, 2017.

99.3	Audited Consolidated Financial Statements of Applied Micro Circuits Corporation (incorporated by reference to Applied Micro Circuits Corporation’s Annual Report on Form 10-K for the year ended March 31, 2016).

99.4	Unaudited Consolidated Interim Financial Statements of Applied Micro Circuits Corporation (incorporated by reference to AMCC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016).

99.5	Unaudited Consolidated Interim Financial Statements of Applied Micro Circuits Corporation (incorporated by reference to AMCC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016).

99.6	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal year ended September 30, 2016 (incorporated by reference to MACOM’s Registration Statement on Form S-4/A filed with the SEC on January 18, 2017).